Exhibit 32

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul K. Laikind, Chief Executive Officer of Metabasis Therapeutics, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: November 12, 2004	By:	/s/ Paul K. Laikind
Paul K. Laikind, Ph.D., Chief Executive Officer

I, John W. Beck, Chief Financial Officer of Metabasis Therapeutics, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: November 12, 2004	By:	/s/ John W. Beck
John W. Beck, C.P.A., Chief Financial Officer

A signed original of these certifications has been provided to Metabasis Therapeutics, Inc. and will be retained by Metabasis Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications are being furnished solely to accompany this quarterly report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and are not to be incorporated by reference into any filing of Metabasis Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.